                                  EXHIBIT 23.3

                      CONSENT OF DANIELSON ASSOCIATES INC.

     We hereby consent to the inclusion of our fairness opinion dated November 17, 1997 as an Exhibit to Century Financial Corp./Citizens Bancshares Proxy Statement/Prospectus and to the references to our firm contained herein.

                                            DANIELSON ASSOCIATES, INC.

                                            By: /s/ JONATHAN HOLTAWAY

                                            ------------------------------------
                                            Jonathan Holtaway

Rockville, Maryland
April 6, 1998